SECURITIES AND EXCHANGE COMMISSION
                       Washington, D.C.  20549

                             FORM 8-K

                           CURRENT REPORT
    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


      Date of Report (Date of earliest event reported) October 15, 1996


                           PetroCorp Incorporated
            (Exact name of registrant as specified in its charter)


              Texas                      0-22650                   76-0380430
      (State or other jurisdiction  (Commission File Number)     (IRS Employer
   jurisdiction of incorporation)                           Identification No.)


                           16800 Greenspoint Park Drive
                             Suite 300, North Atrium
                               Houston, Texas 77060-2391
                 (Address of principal executive offices) (Zip Code)


         Registrant's telephone number, including area code   (713) 875-2500


                                    Not applicable
              (Former name or former address, if changed since last report)
Item 2. Changes in Control of Registrant.

   On October 15, 1996, PetroCorp Incorporated (the "Company") announced that it had been advised by Kaiser-Francis Oil Company ("Kaiser-Francis"), a wholly owned subsidiary of GBK Corporation, a privately held corporation all of whose outstanding capital stock is owned by George B. Kaiser or his affiliates, that Kaiser-Francis had purchased of 1,586,157 shares of Common Stock, par value $.01 per share, of the Company in a privately negotiated transaction at a per share price of $8.25. This purchase, which represents approximately 18.5% of the Company's outstanding shares, was made from L.S. Holding Company, an indirect, wholly-owned subsidiary of CIGNA Corporation. L.S. Holding and CIGNA no longer own any shares of the Company's Common Stock.

   This transaction brings Kaiser-Francis' total ownership to 4,094,457 shares of Company Common Stock, or 47.7% of the shares outstanding. Kaiser-Francis has previously acquired shares in the open market and in a private acquisition from investment partnerships managed by First Reserve Corporation.

   Kaiser-Francis informed the Company pursuant to a Schedule 13D that it has acquired its shares of Common Stock primarily to hold for investment. Dependent upon market conditions, pricing, and availability, Kaiser-Francis intends to acquire additional shares of PetroCorp. Kaiser-Francis has no intention of attempting to affect any change in the business plan, policies, officers or directors of PetroCorp. Dependent upon market conditions, pricing, industry conditions and company performance, Kaiser-Francis may determine to sell all or part of its shareholdings.

   The table below sets forth the number and percentage of shares beneficially owned by each of the Company's principal shareholders following the purchase by Kaiser-Francis:


                                                      Percentage of Shares
                                                          Outstanding on
                            Shares                       October 15, 1996
                           ___________                  ------------------

Kaiser-Francis Oil Company    4,092,957                          47.7%
USF&G Corporation             1,731,000                          20.2%
Hughes Investment
Management Company
(information as of
12/31/95)                       520,000                            6.1%


Item 7.Financial Statements and Exhibits.

(c)  Exhibits

Exhibit No.                                          Exhibits
____________                                        __________

99.1                                  Press release dated October 15, 1996.


                               SIGNATURES

   Pursuant to the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:  October 22, 1996                     PETROCORP INCORPORATED
                                            (Registrant)


                                            /s/ Craig K. Townsend
                                            Craig K. Townsend
                                            Vice President-Finance, Secretary
                                             and Treasurer